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                                                                      Exhibit 24

                                POWER OF ATTORNEY

The undersigned directors and/or officers of Dana Corporation (the "Company") hereby appoint Sue A. Griffin, Charles W. Hinde, Southwood J. Morcott, John S. Simpson, and Martin J. Strobel, and each of them severally, as their true and lawful attorneys-in-fact, (i) to execute, in their names and capacities as directors and/or officers of the Company, one or more registration statements on the appropriate forms (including Forms S-3, 8-A and under Rule 462), and all exhibits, amendments and supplements thereto, to register the Common Stock and Debt Securities (and any other securities which may be issuable upon the exchange, conversion or redemption, if any, of the Debt Securities) of the Company authorized for issuance pursuant to resolutions approved by the Company's Board of Directors on July 20, 1998, and (ii) to file, in the name and on behalf of the Company, such registration statements and any related documents with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act") and/or the Securities Exchange Act of 1934, as amended (the "Exchange Act").

This Power of Attorney automatically ends as to each appointee upon the termination of his or her service with Dana.

In witness whereof, the undersigned have executed this instrument on July 20, 1998.


/s/ A. C. Baillie                       /s/ R. B. Priory
--------------------------------        --------------------------------
A. C. Baillie                           R. B. Priory

/s/ B. F. Bailar                        /s/ J. D. Stevenson
--------------------------------        --------------------------------
B. F. Bailar                            J. D. Stevenson

/s/ E. M. Carpenter                     /s/ T. B. Sumner, Jr.
--------------------------------        --------------------------------
E. M. Carpenter                         T. B. Sumner, Jr.

/s/ E. Clark                            /s/ S. A. Griffin
--------------------------------        --------------------------------
E. Clark                                S. A. Griffin

/s/ G. H. Hiner                         /s/ C. W. Hinde
--------------------------------        --------------------------------
G. H. Hiner                             C. W. Hinde

/s/ J. M. Magliochetti                  /s/ J. S. Simpson
--------------------------------        --------------------------------
J. M. Magliochetti                      J. S. Simpson

/s/ M. R. Marks                         /s/ M. J. Strobel
--------------------------------        --------------------------------
M. R. Marks                             M. J. Strobel

/s/ S. J. Morcott
--------------------------------
S. J. Morcott


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